Exhibit 99.1

A Global Leader in Bacteriophage Development to Combat Infectious Diseases January 2016

Statements in this presentation that are not statements of historical fact are forward - looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward - looking statements include, without limitation, statements regarding the expected timing of first patient dosing in the Phase I clinical trial, the expected timing of collecting data, the expected timing of additional clinical trials, including Phase II, the drug product candidate to be supplied by AmpliPhi for the clinical trials, the activities to be performed by the parties in connection with the clinical trials, the potential use of bacteriophages to treat bacterial infections; our research and development plans; the development of bacteriophage - based therapies; our ability to select combinations of phages to formulate our product candidates; our ability to manufacture our product candidates; the safety and efficacy of our product candidates; our collaborations with third parties; and the potential markets for our product candidates and potential market growth. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “will,” “goal,” “potential” and similar expressions are intended to identify forward - looking statements, though not all forward - looking statements necessarily contain these identifying words. These forward - looking statements are based upon expectations at the time the statements were made and involve assumptions that may never materialize or that may prove to be incorrect, and are subject to various risks and uncertainties, including, without limitation: the risks that we will not be able to complete formulation of any of our product candidates, the risk that we will not be able to manufacture our product candidates in sufficient quantities or in compliance with applicable laws and regulations, the risks that we will not be able to commence, enroll or complete planned clinical trials, the risk that we will not be able to obtain regulatory approval for our product candidates. These and other risks related to our business are detailed in our Annual Report on Form 10 - K for the fiscal year ended December 31, 2014, as amended, and its subsequently filed quarterly reports on Form 10 - Q. All forward - looking statements contained in this presentation speak only as of the date on which they were made. AmpliPhi undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. 2 Forward Looking Statements

Key Messages Urgent M arket N eed • Addressing an acknowledged world - wide health crisis in antimicrobial resistance (AMR ) Unique Bacteriophage P latform T echnology • Novel mechanism of action compared to current antibacterial treatment paradigm • Deploying synthetic biology techniques to improve both our phages and hosts • Efficacy in preclinical models and one clinical trial Multiple Near - Term Milestones • Two phase I clinical trials expected to start in H1 2016 against S. aureus infections • Phase I data expected in H2 2016 • First phase II expected to start in H1 2017 • Advancing a preclinical pipeline targeting P. aeruginosa & C. difficile infections Manufacturing A dvantage • First - in - class dedicated cGMP phage manufacturing facility Financial Strength • Listing on NYSE MKT in August 2015 • Cash runway expected through Q3 2016 3

AMR: A Major Global Health Threat

We are approaching a post-antibiotic era*

- S. aureus: >850,000** patients in US were treated for skin or soft tissue infection
  - Due to therapeutic failure, over 50% treated with a second-line agent, 35% with a third-line agent
- Pseudomonas: Primary lung infection in 80% of CF patients ages 25-34
- C. Diff: 20-40% recurrence rates with standard antibiotic therapy



AMR
700,000 NOW
10 MILLION
BY 2050
CANCER
8.2 MILLION
DIABETES
1.5 MILLION
DIARRHOEAL DISEASE
1.4 MILLION
ROAD TRAFFIC ACCIDENTS
1.2 MILLION
MEASLES
130,000
TETANUS
60,000
CHOLERA
100,000-120,000
Deaths attributable to AMR every year compared to other major causes of death

~50% of hospital-acquired bacterial infections are resistant to first line and second line treatments***

A new class of antibiotics has not been approved since the late 1980s and the few newly developed drugs are not keeping pace with the evolution of bacterial resistance*****

*Antibiotic Resistance Threats in the United States, 2013. U.S. Department of Health and Human Services Centers for Disease Control and Prevention
**Source: Decision Resources: AMR Antibiotic Use Data. US 2H2013-1H2014, EU 1H2014.
*** *Triangle Insights Market Research, Q4 2014; AMR H2 2013-H1 2014*
****Antimicrobial Resistance: Tackling a Crisis for the Future Health and Wealth of Nations. 2014. *AMR Review.*
*****REPORT TO THE PRESIDENT ON COMBATING ANTIBIOTIC RESISTANCE. 2014. *The White House.*

4

AMPLIPHI BIOSCIENCES CORPORATION

Bacteriophage Therapy: Harnessing Eons of Evolution to Defeat Drug Resistance Infections What are bacteriophage? • Natural predator of bacteria • Most abundant life - form on Earth • Evolved to be strain - specific Why now? • Humans co - evolved with phage, a key component of our microbiota • NexGen sequencing advances make elegant development practical • Need has never been more urgent, a fact recognized by governments and regulators worldwide Bacteriophage Structure Head Neck & collar Body Baseplate Long legs Short legs 5

Bacteriophage Kill only Targeted Bacteria Bacteriophage encounters target bacterial cell Bacteriophage binds to target cell and injects DNA Bacteriophage converts cell into bacteriophage “factory” Cell bursts, releasing new generation bacteriophages Process repeats as new bacteriophages encounter target bacteria As bacterial target is eliminated and no longer a threat, bacteriophage is naturally cleared AmpliPhi drug candidates are selected to be highly specific to only kill clinically relevant target pathogens 6

Phage Therapies Today and into the Future Phage v 1.0 Wild type phage and host Cocktails • Expand host range • Reduce resistance • Target “Keystone” pathogens Phage v 2.0 Polyvalent, strain - specific phage • Further expand host range • Limit overall phage number in cocktail Host engineering v 3.0 and beyond Polymicrobial phage • Target diverse microbial infections Engineered Capabilities • Penetrate biofilms • Confer drug susceptibility to prey • Kill conditionally 7

Corporate Leadership Prior Management Experience M. Scott Salka Chief Executive Officer David Bosher iChief Financial Officer Wendy S. Johnson iChief Operating Officer Alexander Gaidamaka D.V.M., Ph.D. VP CMC 8

World Leading Programs And Collaborations

Product	Disease	Collaborator	R&D Timeline
AB-SA01	*S. aureus* Chronic Rhinosinusitis	The University of Adelaide	Phase I H2 2015 Phase II H1 2017
AB-SA01	*S. aureus* Wounds	USAMRIID; WRAIR; U.S. Army	Phase I H1 2016
AB-PA01	*P. aeruginosa* Cystic Fibrosis	Royal Brompton & Harefield NHS Foundation Trust	Phase I H1 2017
AB-PA01	*P. aeruginosa* Chronic Rhinosinusitis	The University of Adelaide	Phase I H2 2017
AB-CD01	*C. difficile* CDI/ CDAD	University of Leicester	Discovery
2nd generation phage therapies	*C. difficile* CDI/ CDAD	INTREXON®	Discovery

9

AmpliPhi Biosciences Corporation

Bacteriophage Pipeline

Dedicated cGMP - Certified Bacteriophage Manufacturing Facility in Ljubljana, Slovenia Proprietary host and phage banks Passed numerous GMP audits with no major findings • Now capable of supporting clinical trials Current serial manufacturing capability with the ability evolve into a geographically dispersed, parallel manufacturing capability that will significantly reduce lead times and supply risks APHB cGMP Bioreactor 11

AB - SA01 for the Treatment of S. aureus (MRSA) Infections Two Projects Underway • Chronic Rhinosinusitis: Clinical trial with University of Adelaide’s Queen Elizabeth Hospital • Phase I safety clinical trial exploring two doses and two schedules • Currently screening patients • Expected data H2 2016 • Projected Phase II H1 2017 • Wound and Skin: CRADA (Collaborative Research and Development Agreement ) with U.S. Army • IND filing expected January 2016 for Phase I safety clinical trial in healthy volunteers - expected data H2 2016 • Phase I abraded skin clinical trials studies in healthy volunteers expected H2 2016 12

AB - PA01 for the Treatment of P. aeruginosa Infections Two Projects Underway: • Cystic Fibrosis : Royal Brompton Hospital (major UK CF treatment center) focused on chronic infections in CF patients • cGMP manufacturing 2016 • GLP inhalation tox to support clinical program targeted H2 2016 • MHRA submission targeted H1 2017 • Projected first patient H1 2017 • Chronic Rhinosinusitis: Clinical trial with University of Adelaide’s Queen Elizabeth Hospital • Anticipated CTN submission H1 2017 • Projected first patient H2 2017 13

AB-PA01 Studies Demonstrate Efficacy in Lung Infection Model Comparable to High-Dose Cipro

Luminescent *Pseudomonas*

Response to Treatment of Established Infection in Murine Lung



Lung Luminescence in in *P.aeruginosa* infected mice
PBS
ATB
PA Phage
n=8
Luminescence
1000000
100000
10000
1000
100
2h
4h
6h
8h
24h
Time



DEAD

6h

8h

24h

PBS | Cipro (200mg/kg) | Phage Mix

Efficacy summary

- Phage therapy rapidly controls infection
- Phages infect and kill antibiotic resistant and sensitive bacteria

14

AmpliPhi Biosciences Corporation

AB - CD01 for the Treatment of Chronic C. difficile Infections Two Projects Underway • CDI/CDAD: License with University of Leicester and leading expert Professor Martha Clokie • Identify lytic C. difficile phage candidates • Efficacy demonstrated in animal model (manuscript accepted) • Expected drug manufacturing during 2017 • Projected IND filing H1 2018 • 2 nd Generation Phage Engineering: Exclusive channel collaboration agreement with Intrexon, Inc. • Improve C. difficile phage characteristics • Remove prophages from manufacturing hosts • Remove lysogenic genes from phages 15

Highlights

Near - Term Goals Clinical Trials • Begin dosing chronic sinusitis patients with S. aureus infections expected during Q1 2016. Data expected H2 2016 • File US IND for topical application of S. aureus phage mix in January 2016. Data expected H2 2016 Expanding Pipeline • Expect to complete manufacture of P. aeruginosa phage mix in 2016 • MHRA submission targeted for H1 2017 • Expected to start dosing CF patients H1 2017 17

Key Messages Urgent M arket N eed • Addressing an acknowledged world - wide health crisis in antimicrobial resistance (AMR ) Unique Bacteriophage P latform T echnology • Novel mechanism of action compared to current antibacterial treatment paradigm • Deploying synthetic biology techniques to improve both our phages and hosts • Efficacy in preclinical models and one clinical trial Multiple Near - Term Milestones • Two phase I clinical trials expected to start in H1 2016 against S. aureus infections • Phase I data expected in H2 2016 • First phase II expected to start in H1 2017 • Advancing a preclinical pipeline targeting P. aeruginosa & C. difficile infections Manufacturing A dvantage • First - in - class dedicated cGMP phage manufacturing facility Financial Strength • Listing on NYSE MKT in August 2015 • Cash runway expected through Q3 2016 18

For additional information Investor Relations AmpliPhi Biosciences ir@ampliphibio.com